Exhibit 99.1

Investor Presentation Second Quarter 2015 Steve Gardner President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological and social media changes; the effect of acquisitions that the Company has made or may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

16 Full-Service Branch Locations Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $2.6 Billion Branch Network Note: Financial information as of the quarter ending 6/30/2015 Note: Market data as of 7/31/2015 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 5 Analysts Market Cap $406.53 Million Avg. Daily Volume 79,525 Shares Note: Map does not include PPBI offices outside of California

Strategic Plan Execution Pre 2008 Conversion from a thrift to a commercial bank Improve deposit base and diversify loan portfolio 2008 - 2012 Organic growth driven by disciplined sales culture Geographic expansion through highly accretive FDIC-assisted acquisitions Canyon National Bank (CNB) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted) Palm Desert National Bank (PDNB) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) Next Stage Focus on producing EPS growth from scale, efficiency, balance sheet leverage Increase revenue from recurring fee income through growth in SBA lending Further increase non-interest bearing deposit accounts 2013 - 2015 Build out our commercial banking platform through acquisitions First Associations Bank (FAB) - $424 million in assets, closed on 3/15/2013 (151 days) San Diego Trust Bank (SDTB) - $211 million in assets, closed on 6/25/2013 (111 days) Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days) Independence Bank (IDPK) - $422 million in assets, closed on 1/26/2015 (96 days)

Small and middle market business banking focus Full suite of business banking services, including: cash management, payroll and merchant card services Customized C&I and commercial real estate loans Commercial Banking Business Units Core Business Banking SBA Lending HOA Banking Warehouse Lending Small Business Administration (“SBA”) Loans California Capital Access Program (“Cal CAP”) Loans Growing market presence with goal of becoming top 10 nationwide lender by 2016 Nationwide leader of customized cash management, electronic banking services and credit facilities for: Home Owner Association (“HOA”) Companies HOA Management Companies Credit facilities and electronic banking services exclusively designed for large and small mortgage banking concerns Construction Lending Construction loans for developers and owner users on residential and CRE properties New team assembled in first half of 2013 Franchise Lending Financing for established and experienced owner operators of Quick Serve Restaurants nationwide C&I and CRE loans secured by equipment and real estate

History of PPBI Total deposits compound annual growth rate of 25% since 2009 Total loans compound annual growth rate of 27% since 2009 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC-assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) $740 $807 $827 $961 $1,174 $1,714 $1,745 $1,922 $2,034 $2,039 $2,753 $2,637 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2008 2009 2010 2011 2012 2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Non-Acquired Acquired

Commercial Bank Transformation - Deposit Composition Deposit Composition – 12/31/2009 Deposit Composition – 6/30/2015 30% of deposit balances are non-interest bearing deposits 89% of deposit balances are Core deposits * Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $2.1 Billion Cost of Deposits: 0.31% * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000

Commercial Bank Transformation – Loan Composition Loan Composition – 12/31/2009 Loan Composition – 6/30/2015 Loan portfolio is high quality and well-diversified Business related loans represent 51% of total loans at 6/30/15 Total Loans: $576.3 Million Total Loans: $2.1 Billion Commercial & Industrial 22% CRE - Own. Occ. 18% CRE - Non - Own. Occ. 19% Multifamily 19% 1 - 4 Family 4% Construction 6% Other 3% Warehouse 9%

Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of pro-actively addressing credit issues through aggressive problem-asset resolution No troubled debt restructurings (“TDRs”) Loan sales utilized strategically to manage various risks CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

Operating Revenue & Net Interest Margin Net Interest Margin Operating Revenue Operating revenue compound annual growth rate of 25% since 2012 Strength in net interest margin through loan pricing discipline and growth in core deposits Note: Operating revenue = net interest income + noninterest income. * For the six months ended June 30, 2015, annualized * * * For the six months ended June 30, 2015. 3.12% 3.77% 4.55% 4.62% 4.18% 4.17% 4.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 Q2-2015 $23.9 $27.4 $47.1 $58.4 $67.3 $87.0 $113.2 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2009 2010 2011 2012 2013 2014 Q2-2015

Noninterest Expense & Efficiency Noninterest Expense / Avg. Assets Efficiency Ratio The Company will continue to realize benefits from economies of scale as it continues to grow The Company continues to support its growth efforts by investing in talented producers NOTE: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and non-recurring merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, other-than-temporary impairment recovery (loss) on investment securities, and gain on FDIC-assisted transactions. Noninterest expense excludes merger related costs. * For the six months ended June 30, 2015 63.8% 59.2% 56.5% 59.9% 64.7% 61.4% 58.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2009 2010 2011 2012 2013 2014 Q2-2015 * 2.14% 2.38% 2.85% 3.07% 3.04% 2.93% 2.63% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2009 2010 2011 2012 2013 2014 Q2-2015 *

Overview of Q2 2015 Highlights Diluted earnings per share of $0.36 Return on average tangible common equity of 14.84% Return on average assets of 1.18% Independence Bank acquisition closed in 3 months after signing the definitive, fully integrated and system conversion, in less than six months (April 2015) Stockholder Highlights Financial Highlights 32% increase in net income year-to-date QTR/QTR expansion of NIM to 4.26% Record level, diversified loan originations of $284 million during the second quarter Noninterest-bearing deposits steady at 30% of total deposits, while our cost of deposits dropped to 31 bps SBA sales resumed in second quarter with gain of $2 million Improving operating leverage, as efficiency ratio declined to 53.7% Strong loan and deposit pipelines for 2nd half of 2015

EPS Growth and Higher Returns Q2 - 2014 Q2 - 2015 Change Pre-tax pre-provision income $8,528 $14,259 $5,731 Diluted EPS $0.27 $0.36 $0.09 Return on average TCE 11.96% 14.84% 2.88% Q2 2015 was the most profitable quarter in our history 33% increase in EPS over 2nd Quarter of 2014 Strong return on average tangible common equity Q2 2015 Return on Avg. Tangible Common Equity approaching 15%

Superior Market Performance (PPBI) Source: SNL Financial, market information as of 7/31/2015 The Company’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) in the market over the last 3 years Since July 2012, PPBI’s stock price is up 114% versus the SNL Bank at 79% and NASDAQ bank indices at 62% +114% +79% +62% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 PPBI SNL Bank NASDAQ Bank

Capital Resources Well capitalized and equipped to execute on the Company’s growth strategy Pure common equity capital structure (no TARP / preferred equity) (1) Please refer to non-GAAP reconciliation As of June 30, 2015 WeII-Capitalized Pacific Premier Pacific Premier Requirement Bancorp, Inc. Bank Shareholders' Equity $ 281,593 $ 340,295 Tangible Common Equity(1) $ 222,903 $ 281,605 Tier 1 Capital $ 233,780 $ 285,209 Regulatory Capital Ratios: Tier 1 Leverage Capital Ratio 5.00% 8.97% 10.95% Common Equity Tier 1 Risk-based Capital Ratio 6.50% 9.81% 12.39% Tier 1 Risk-Based Capital Ratio 8.00% 10.12% 12.39% Total Risk Based Capital Ratio 10.00% 13.40% 13.07% Tangible Common Equity Ratio (1) 8.65% 10.96%

Acquisition & Integration Strategy General Acquisition Criteria Integration Strategy Look for strategic, financially compelling and culturally compatible organizations Favorable markets / demographics Must complement our business banking strategy Disciplined approach to analysis, pricing and structuring of each transaction Realistic cost savings assumptions Core customer retention Keeping franchise value intact Aggressive approach to timely and effective integration Identify key players that fit into our culture and who can add value to the organization Immediately meet with new customer base to begin cross-selling products and services Aggressive approach to disposition of any problem assets inherited in a transaction Diligent approach to acquisitive growth and business integration Six acquisitions over the last 4 years

Continually Improving the Organization We actively assess our people, process and organizational structure – on going process Through this process we consistently strengthen the business model and overall risk management Name Hire Date Title Experience Prior Bank Experience Allen Nicholson 6/22/2015 EVP/CFO 20 1st Enterprise Bank BNY Mellon Daniel Denekamp 4/14/15 SVP/HOA Mngr. 17 US Bank Kathleen Evans 5/18/2015 1st VP/LS Mngr. 20 Pac West Eric Johnson 4/13/2015 VP/Director of Fin. 10 Sunwest Bank Grant Thornton Amber Dorland 3/31/2015 VP/Credit Manager 13 Umpqua Bank US Bank Marissa Demes 1/26/2015 VP/Branch Manager 30 Citibank Wells Fargo Dan Schwartz 1/5/2015 VP/Branch Manager 30 Citibank

Creating Scarcity Value

- Ranked 13th largest among exchange listed banks by total assets in Southern California*

Rank	Company	Exchange	City, State	Total Assets
1	East West Bancorp, Inc.	NASDAQ	Los Angeles, CA	30,064,072
2	PacWest Bancorp	NASDAQ	Los Angeles, CA	16,697,020
3	Cathay General Bancorp	NASDAQ	Los Angeles, CA	11,918,316
4	CVB Financial Corp.	NASDAQ	San Bernardino, CA	7,697,358
5	BBCN Bancorp, Inc.	NASDAQ	Los Angeles, CA	7,333,319
6	Banc of California, Inc.	NYSE	Orange, CA	6,437,882
7	Opus Bank	NASDAQ	Orange, CA	5,832,759
8	BofI Holding, Inc.	NASDAQ	San Diego, CA	5,823,719
9	Farmers & Merchants Bank of Long Beach	OTCQB	Los Angeles, CA	5,663,028
10	Wilshire Bancorp, Inc.	NASDAQ	Los Angeles, CA	4,591,097
11	Hanmi Financial Corporation	NASDAQ	Los Angeles, CA	3,970,770
12	Community Bank	OTC Pink	Los Angeles, CA	3,400,000
13	**Pacific Premier Bancorp, Inc.**	**NASDAQ**	**Orange, CA**	**2,636,756**
14	CU Bancorp	NASDAQ	Los Angeles, CA	2,470,813
15	Preferred Bank	NASDAQ	Los Angeles, CA	2,170,156
16	American Business Bank	OTC Pink	Los Angeles, CA	1,524,338
17	California Republic Bancorp	OTC Pink	Orange, CA	1,482,627
18	Pacific Mercantile Bancorp	NASDAQ	Orange, CA	1,046,861
19	Pacific City Financial Corporation	OTC Pink	Los Angeles, CA	998,136
20	Malaga Financial Corporation	OTC Pink	Los Angeles, CA	989,678

Source: SNL Financial, as of 6/30/2015 or most recent quarter available
Note: Includes banks listed on NASDAQ/NYSE/OTCB. Excludes pending acquisition targets

*Southern California includes LA, Orange, Imperial, Riverside, San Bernardino, San Diego Counties

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Achieve economies of scale and operating leverage Positioned to deliver strong profitability Ability to integrate business lines that generate higher risk adjusted returns Proven track record of executing on acquisitions and organic growth Continue to evaluate attractive acquisition opportunities in California Create scarcity value among banks in Southern California PPBI Outlook Continued Focus on Building Long-term Franchise Value

Appendix material PPBI Supplemental Information

Financial Highlight Trends

	At And For The Three Months Ended				
	Jun-14	Sep-14	Dec-14	Mar-15	Jun-15
Balance Sheet					
Total Assets	$ 1,921,525	$ 2,034,248	$ 2,038,897	$ 2,753,000	$ 2,636,756
Total Gross Loans	1,466,350	1,547,911	1,628,445	2,130,853	2,118,323
Total Deposits	1,445,581	1,543,466	1,630,826	2,043,166	2,095,983
Gross Loans / Deposits	101.4%	100.3%	99.9%	104.3%	101.1%
Financial Performance					
Net Interest Income	$ 17,698	$ 19,020	$ 19,267	$ 23,118	$ 26,761
Provision for Loan Losses	1,030	1,284	1,421	1,830	1,833
Total Non-Interest Income	2,471	4,467	5,402	2,026	4,712
Total Non-Interest Expense	11,641	13,343	16,468	20,469	1,141
Net Income before Taxes	7,498	8,860	6,780	2,845	17,214
Provision for Taxes	2,855	3,410	2,889	1,056	12,426
Net Income	4,643	5,450	3,891	1,789	4,601
Diluted EPS	$ 0.27	$ 0.31	$ 0.23	$ 0.09	$ 0.36
Performance & Capital Ratios					
Return on Average Assets	1.06%	1.14%	0.78%	0.29%	1.18%
Return on Average Equity	9.79%	11.25%	7.88%	2.96%	11.35%
Return on Average Tangible Common Equity *	11.96%	13.60%	9.56%	4.04%	14.84%
Net Interest Margin	4.26%	4.14%	4.02%	3.99%	4.26%
Tangible Common Equity/ Tangible Assets *	8.62%	8.43%	8.51%	7.95%	8.65%
Tangible Book Value Per Share *	$ 9.56	$ 9.90	$ 10.12	$ 10.01	$ 10.36
Common Equity Tier 1 Risk-based Capital Ratio	N/A	N/A	N/A	9.32%	9.81%
Tier 1 Risk-based Ratio	10.99%	10.53%	10.30%	9.75%	10.12%
Risk-based Capital Ratio	11.62%	14.71%	14.46%	12.93%	13.40%

Note: All dollars in thousands, except per share.

*Please refer to non-GAAP reconciliation

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Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	PPBI					PPB
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2015
Total stockholders' equity	$ 192,181	$ 197,857	$ 199,592	$ 273,247	$ 281,593	$ 340,295
Less: Intangible assets	(29,071)	(28,817)	(28,564)	(59,213)	(58,690)	(58,690)
Tangible common equity	$ 163,110	$ 169,040	$ 171,028	$ 214,034	$ 222,903	$ 281,605
Total assets	$ 1,921,525	$ 2,034,248	$ 2,038,897	$ 2,753,000	$ 2,636,756	$ 2,629,036
Less: Intangible assets	(29,071)	(28,817)	(28,564)	(59,213)	(58,690)	(58,690)
Tangible assets	$ 1,892,454	$ 2,005,431	$ 2,010,333	$ 2,693,787	$ 2,578,066	$ 2,570,346
Common Equity ratio	10.00%	9.73%	9.79%	9.93%	10.68%	12.94%
Less: Intangibility equity ratio	(1.38%)	(1.30%)	(1.28%)	(1.98%)	(2.03%)	(1.98%)
Tangible common equity ratio	8.62%	8.43%	8.51%	7.95%	8.65%	10.96%
Basic shares outstanding	17,068,641	17,069,216	16,903,884	21,387,818	21,510,558	
Book value per share	$ 11.26	$ 11.59	$ 11.81	$ 12.78	$ 13.09	
Less: Intangible book value per share	(1.70)	(1.69)	(1.69)	(2.77)	(2.73)	
Tangible book value per share	$ 9.56	$ 9.90	$ 10.12	$ 10.01	$ 10.36	

Note: All dollars in thousands, except per share data.

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Non-GAAP Financial Measures

For the quarter periods presented below, adjusted net income for return on average tangible common equity, adjusted net income for adjusted return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders' equity is set forth below.

	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Net income	$ 4,643	$ 5,450	$ 3,891	$ 1,789	$ 7,825
Plus: Tax effected CDI amortization	157	156	145	160	216
Adjusted net income for return on average tangible common equity	$ 4,800	$ 5,606	$ 4,036	$ 1,949	$ 8,041
Plus: merger related expenses, net of tax				2,510	-
Adjusted net income for adjusted return on average tangible common equity				$ 4,459	$ 8,041
Average stockholders' equity	$ 189,673	$ 193,844	$ 197,620	$ 241,644	$ 275,860
Less: Average core deposit intangible	6,248	5,994	5,741	6,909	8,080
Less: Average goodwill	22,950	22,950	22,950	41,657	50,965
Average tangible common equity	$ 160,475	$ 164,900	$ 168,929	$ 193,078	$ 216,815
Return on average common equity	9.79%	11.25%	7.88%	2.96%	11.35%
Plus: Intangible return on average tangible common equity	2.17%	2.35%	1.68%	1.08%	3.49%
Return on average tangible common equity	11.96%	13.60%	9.56%	4.04%	14.84%
Adjusted return on average tangible common equity				9.24%	14.84%

Note: All dollars in thousands

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Non-GAAP Financial Measures Note: All dollars in thousands For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. June 30, September 30, December 31, March 31, June 30, 2014 2014 2014 2015 2015 Net income $ 4,643 $ 5,450 $ 3,891 $ 1,789 $ 7,825 Plus merger related expenses, net of tax - - 1,516 2,510 - Adjusted net income $ 4,643 $ 5,450 $ 5,407 $ 4,299 $ 7,825 Diluted earnings per share $ 0.27 $ 0.31 $ 0.23 $ 0.09 $ 0.36 Plus merger related expenses, net of tax - - 0.08 0.12 - Adjusted diluted earnings per share $ 0.27 $ 0.31 $ 0.31 $ 0.21 $ 0.36 Return on average assets 1.06% 1.14% 0.78% 0.29% 1.18% Plus merger related expenses, net of tax 0.00% 0.00% 0.31% 0.41% 0.00% Adjusted return on average assets 1.06% 1.14% 1.09% 0.70% 1.18%